SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the registrant   [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:
   [_]  Preliminary Proxy Statement          [_]  Confidential, For Use of the
   [_]  Definitive Proxy Statement                Commission Only (as permitted
   [X]  Definitive Additional Materials           by Rule 14a-6(e)(2)
   [_]  Soliciting Material Under Rule 14a-12


                               99(CENT)ONLY STORES
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]  No Fee Required
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


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     (2)  Aggregate number of securities to which transactions applies:


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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


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     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:


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     [_]  Fee paid previously with preliminary materials:

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:


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     (2)  Form, Schedule or Registration Statement No.:


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     (3)  Filing party:


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     (4)  Date filed:


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


                              99(CENT) ONLY STORES
                            4000 UNION PACIFIC AVENUE
                       CITY OF COMMERCE, CALIFORNIA 90023

                      -------------------------------------

                                                                  June 3, 2002
Dear Stockholder:

     You recently received a copy of the Company's Proxy Statement and related Notice of Annual Meeting of Stockholders dated May 7, 2002. After printing and mailing a minor error was discovered in the Proxy Statement and related materials in that it was inadvertently misreported that we anticipated distribution of the proxy materials to our shareholders to occur on or about April 26, 2002. As stated elsewhere throughout our Proxy Statement, these materials were distributed May 7, 2002. We would like to confirm that the Company's proxy materials were distributed on May 7, 2002. The Company does not intend to distribute new proxy cards or proxy materials.


                                            Very Truly Yours,

                                             /S/ ANDREW FARINA
                                            ----------------------------------
                                            Andrew Farina
                                            Chief Financial Officer
                                            99(cent) Only Stores


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